GOLDMAN SACHS VARIABLE INSURANCE TRUST

Institutional and Service Shares of the

Goldman Sachs Mid Cap Value Fund

(the “Fund”)

Supplement dated February 10, 2021 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (the “SAI”),

each dated April 29, 2020

Effective immediately, Adam Agress will no longer serve as a portfolio manager for the Fund. Sung Cho will continue to serve as portfolio manager for the Fund.

Accordingly, effective immediately, all references to Mr. Agress in the Prospectuses, Summary Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

VITMCVTBDSTK 02-21